Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

10. Subsequent Events

Subsequent to the balance sheet date, the Company sold a total of 35,000 shares of common stock to Lincoln Park Capital Fund, LLC (“LPC”) pursuant to a purchase agreement dated December 18, 2014 between the Company and LPC. The net proceeds to the Company totaled approximately $82,000.

13. Subsequent Events

On April 14, 2016, the Board of Directors of the Company approved a 1-for-10 reverse stock split of the Company’s outstanding common stock, which was effected on April 18, 2016. The number of authorized shares of the Company remain unchanged. Stockholders who would have otherwise been entitled to fractional shares as a result of the reverse stock split received a cash payment in lieu of receiving fractional shares. Shares of common stock underlying outstanding stock options and other equity instruments were proportionately reduced and the respective exercise prices, if applicable, were proportionately increased in accordance with the terms of the agreements governing such securities. All share and per share amounts in the financial statements have been retroactively adjusted for all periods presented to give effect to the reverse stock split, including reclassifying an amount equal to the reduction in par value to additional paid-in capital.